Filed pursuant to Rule 497(e)

File Nos. 033-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated December 5, 2012

to the Statement of Additional Information (the “SAI”)

of all series of Allianz Funds except for Allianz RCM Focused Growth Fund and Allianz Global Investors Money Market Fund

Dated August 29, 2012 (as supplemented thereafter)

and to the SAI of Allianz RCM Focused Growth Fund

Dated August 29, 2012 (as supplemented thereafter)

Disclosure Relating to All Series of Allianz Funds,

except for Allianz Global Investors Money Market Fund

The second sentence of the first paragraph under the section titled “Non-U.S. Securities” under “Investment Practices, Policies, Strategies and Risks” will be restated as follows:

The Funds sub-advised by RCM consider non-U.S. securities to include the following types of equity and equity-related instruments (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S., excluding companies whose shares are traded principally on U.S. markets but are incorporated outside of the U.S. for tax or other purposes; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities.

Please retain this Supplement for future reference.